UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY		10019
(Address of principal executive offices)		(Zip code)

JoEllen L. Legg ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	November 30

Date of reporting period:	June 1 - August 31, 2009

Item 1.  Schedule of Investments.

Schedule of Investments

August 31, 2009 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 113.42%
Australia - 12.82%
SP AusNet	19,706,642	$12,825,182
Spark Infrastructure Group	16,754,225	15,151,943
Transurban Group	2,696,545	9,207,659

		37,184,784

Brazil - 1.48%
AES Tiete SA	434,800	4,304,859

Canada - 6.89%
Enbridge, Inc.	276,197	10,318,755
TransCanada Corp.	324,450	9,661,631

		19,980,386

China - 10.25%
Beijing Capital International Airport Co., Ltd.	11,018,000	6,127,074
Cheung Kong Infrastructure Holdings, Ltd.	1,000,004	3,638,513
Dalian Port PDA Co., Ltd.	9,528,000	4,106,022
Jiangsu Expressway Co., Ltd.	9,284,000	7,330,939
Zhejiang Expressway Co., Ltd.	8,942,609	8,503,639

		29,706,187

France - 11.08%
Aeroports de Paris	158,191	13,602,511
Electricite de France	107,035	5,608,466
Eutelsat Communications	140,976	3,769,250
Vinci SA	170,361	9,140,351

		32,120,578

Germany - 11.61%
E.ON AG	318,930	13,492,595
Fraport AG Frankfurt Airport Services Worldwide	137,393	6,937,210
Hamburger Hafen und Logistik AG	316,936	13,244,666

		33,674,471

India - 0.59%
NTPC, Ltd.	391,162	1,701,244

Italy - 10.75%
Atlantia SpA	692,212	15,401,454
Enel SpA	1,830,821	10,787,445
Snam Rete Gas SpA	202,410	940,173
Terna SpA	1,095,634	4,036,728

		31,165,800

Japan - 6.78%
East Japan Railway Co.	138,278	9,035,253
Electric Power Development Co., Ltd.	158,500	4,812,063
Tokyo Gas Co., Ltd.	1,453,473	5,826,388

		19,673,704

Mexico - 1.49%
Grupo Aeroportuario del Pacifico SA de CV - Class B	1,655,906	4,322,585

New Zealand - 1.90%
Auckland International Airport, Ltd.	4,624,792	5,511,522

Spain - 13.02%
Abertis Infraestructuras SA	366,920	7,982,354
Cintra Concesiones de Infraestructuras de Transporte SA	412,772	3,654,080
Enagas SA	629,582	12,423,942
Red Electrica de Espana SA	292,103	13,693,505

		37,753,881

Switzerland - 2.33%
Flughafen Zuerich AG	25,055	6,767,145

United Arab Emirates - 2.36%
DP World, Ltd.	16,295,564	6,844,137

United Kingdom - 6.52%
Pennon Group Plc	673,589	5,055,180
Severn Trent Plc	868,491	13,841,677

		18,896,857

United States - 13.55%
American Water Works Co., Inc.	232,300	4,669,230
Exelon Corp.	250,360	12,523,007
ITC Holdings Corp.	231,208	10,769,669
Northeast Utilities	476,948	11,346,593

		39,308,499

Total Common Stocks (Cost $362,462,519)		328,916,639

PREFERRED STOCKS - 1.41%
Brazil - 1.41%
AES Tiete SA	380,500	4,090,269

Total Preferred Stocks (Cost $3,477,027)		4,090,269

CANADIAN INCOME TRUSTS - 0.28%

Canada - 0.28%
Northland Power Income Fund	85,681	817,873

Total Canadian Income Trusts (Cost $1,159,987)		817,873

MASTER LIMITED PARTNERSHIPS - 10.71%

United States - 10.71%
Energy Transfer Partners LP	232,733	9,434,996
Enterprise Products Partners LP	405,978	10,961,406
Magellan Midstream Partners LP	294,488	10,672,245

		31,068,647

Total Master Limited Partnerships (Cost $34,968,047)		31,068,647

	7 Day
Description	Yield	Value $

SHORT TERM INVESTMENTS - 1.99%
Money Market Fund — 1.99%
Northern Institutional Government Select Portfolio(1)	0.090%	5,769,554

Total Short Term Investments (Cost $5,769,554)		5,769,554

Total Investments - 127.81% (Cost $407,837,134)		370,662,982

Other Liabilities Less Other Assets - (0.91)%		(2,655,940)

Leverage Facility - (26.90)%(2)(3)		(78,000,000)

Total Net Assets - 100.00%		$290,007,042

See Notes to Quarterly Schedule of Investments.

SWAP AGREEMENTS(4):

Interest Rate Swap Counterparty	Notional Amount		Fixed Rate paid by the Fund	Floating Rate Received by the Fund (5)	Floating Rate Index	Termination Date	Unrealized Depreciation	% of Net Assets
National Australia Bank	40,000,000	USD	4.865%	US 1MT LIBOR	USD LIBOR BBA 1MT	December 9, 2010	$(2,098,466)	(0.72)%

PORTFOLIO DIVERSIFICATION BY INDUSTRY SECTOR(6)(7):

Pipelines	17.5%
Toll Roads	16.6%
Electric Utility	14.6%
Airports	11.8%
Electricity and Gas Distribution	9.2%
Electricity Transmission	7.7%
Ports	6.6%
Water	6.4%
Electricity Generation	4.3%
Rail/ Other Transportation	2.4%
Diversified	1.0%
Other	1.0%
Other Net Assets	0.9%
100.0%

(1)	Investment in other funds is calculated at their respective net asset value determined by those funds, in accordance with the Investment Company Act of 1940.
(2)	The aggregate market value of collateralized securities totals $364,893,428 as of August 31, 2009.
(3)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6 Under Notes to Quarterly Schedule of Investments)

(4)	Derivatives are not accounted for as hedging instruments under FAS 133 & FAS 161.
(5)

London-Interbank Offered Rate — British Bankers Association Fixing for U.S. Dollar. The fixing is conducted each day at 11:00 a.m. (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers Association. The U.S. 1M LIBOR was 0.259% as of August 31, 2009.

(6)	Percentages are based upon Total Assets as defined in the Fund’s Prospectus. Please note that percentages shown on the Schedule of Investments are based on net assets.
(7)	Industry segments are based on the Manager’s own evaluation of issuers and industries may group multiple sectors together and do not necessarily track any standard industry or segment classifications.

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
BBA	British Banker’s Association.
LIBOR	London Interbank Offered Rate.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.
USD	United States Dollar.

See Notes to Quarterly Schedule of Investments.

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS

August 31, 2009 (Unaudited)

1. Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of NYSE that will not always be reflected in the computation of the value of such securities.  If event materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors.  Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Board of Directors or a committee of the Board of Directors or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•                  the projected cash flows for the issuer;

•                  the fundamental business data relating to the issuer;

•                  an evaluation of the forces that influence the market in which these securities are purchased and sold;

•                  the type, size and cost of holding;

•                  the financial statements of the issuer;

•                  the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

•                  the information as to any transactions in or offers for the holding;

•                  the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•                  the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or      affiliate and an assessment of the issuer’s or borrower’s management; and

•                  the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar      businesses in that industry.

2. Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Standard Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currency translation.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

3.  Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

4.  Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. As of August 31, 2009, the Fund did not hold any repurchase agreements in its portfolio.

5. Interest Rate Swap Contracts: The Fund has entered into an interest rate swap agreement with the National Australia Bank (“counterparty”), rated by Standard and Poor’s as “AA Stable”, in order to hedge its interest rate exposure on its leverage facility described in Note 7. Even though the Fund’s investment in an interest rate swap contract represents an economic hedge, it is considered to be a non-hedge transaction for the purposes of FAS 161. In this interest rate swap agreement, the Fund agrees to pay the other party to the interest rate swap a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the leverage facility. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. The Fund’s maximum risk of loss from the counterparty is the discounted net value of the cash flows to be received from the counterparty over the contract remaining life, to the extent the amount is positive. As of August 31, 2009, the unrealized depreciation associated with the interest rate swap contract is $2.1 million and, therefore, the Fund did not possess any counterparty risk as of that date.  The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

6. Leverage:  As of October 31, 2008 The Fund renegotiated its commercial paper conduit (the “CP Conduit”) arrangement for a one year term with TSL (USA) Inc. (“TSL”) as conduit lender, and National Australia Bank Limited (“NAB”) New York Branch as secondary lender. As of February 6, 2009 the Fund had reduced the CP conduit facility to a total of $100 million and had $78 million outstanding as of August 31, 2009.

The Fund has pledged all securities in its portfolio as collateral for the CP Conduit. As of August 31, 2009 the market value of the securities pledged as collateral for the CP conduit totaled to $364,893,428.

The Fund pays interest at a rate of 200 bps per annum above the cost of funds TSL is able to obtain in the commercial paper market. As of August 31, 2009 the cost of funds was 0.28% and the interest rate payable by the Fund was 2.28%.  The Fund also incurs a commitment fee of 30 bps for the amount of commitment available in excess of the outstanding loan. As of August 31, 2009, the Fund had unfunded commitments available of $22 million.

7. Income Tax: Net unrealized appreciation (depreciation) of investments based on federal tax costs were as follows:

Gross appreciation (excess of value over tax cost)	$29,188,382
Gross depreciation (excess of tax cost over value)	(61,500,713)
Net unrealized depreciation	(32,312,331)
Total cost for federal income tax purposes	$402,975,313

8. Fair Value Measurements: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the nine months ended August 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value:

Assets:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Other Significant Unobservable Inputs	Total
Common Stocks	$328,916,639	$—	$—	$328,916,639
Preferred Stocks	4,090,269	—	—	4,090,269
Canadian Income Trusts	817,873	—	—	817,873
Master Limited Partnerships	31,068,647	—	—	31,068,647
Short Term Investments	5,769,554	—	—	5,769,554
TOTAL	$370,662,982	$—	$—	$370,662,982

Liabilities:

Other Financial Instruments at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Other Significant Unobservable Inputs	Total
Derivative Instruments*	$—	$2,098,466	$—	$2,098,466
TOTAL	$—	$2,098,466	$—	$2,098,466

*Derivative instruments include interest rate swap contracts at August 31, 2009.

All securities of the Fund were valued using either Level 1 or Level 2 inputs during the quarter ended August 31, 2009. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for this Fund.

* Other financial instruments include swap contracts.

For the nine months ended August 31, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Item 2.  Controls and Procedures.

(a)                                  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of The Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer/Principal Executive Officer

Date:	October 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer/Principal Executive Officer

Date:	October 29, 2009

By:	/s/ Richard C. Butt
Richard C. Butt
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	October 29, 2009

3